UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 29, 2019

QUALSTAR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California (State or other Jurisdiction of Incorporation or Organization)	001-35810 (Commission File Number)	95-3927330 (I.R.S. Employer Identification No.)

1267 Flynn Road

Camarillo, CA 93012

(Address of principal executive offices) (Zip Code)

(805) 583-7744

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	QBAK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                          Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

 Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, Qualstar Corporation (the “Company”) granted to Steven N. Bronson, the Company’s President and Chief Executive Officer, 50,000 restricted stock units (the “Restricted Stock Units”) for shares of the Company’s common stock under the terms of the Company’s 2017 Stock Option and Incentive Plan and an associated Restricted Stock Unit Agreement with Mr. Bronson (the “Restricted Stock Unit Agreement”). The Restricted Stock Units were awarded pursuant to that certain employment agreement entered into between the Company and Mr. Bronson on April 13, 2019. For each of the fiscal years ended December 31, 2019 and December 31, 2020, Restricted Stock Units for 25,000 shares of the Company’s common stock shall vest and the underlying common stock shall become issuable subject to the Company’s achievement of financial and performance objectives for the applicable fiscal year established by the Company’s Compensation Committee. Subject to the satisfaction of certain conditions, unvested Restricted Stock Units shall also vest and the underlying common stock shall become issuable upon Mr. Bronson’s death or disability, in the event the Company terminates Mr. Bronson’s employment without cause or if Mr. Bronson terminates his employment with the Company for good reason, and in the event of a change in control of the Company.

The foregoing summary of the Restricted Stock Unit Agreement is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

10.1	Restricted Stock Unit Agreement, dated October 29, 2019, between Qualstar Corporation and Steven N. Bronson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALSTAR CORPORATION

Dated: November 4, 2019	By:	/s/ Steven N. Bronson
Name: Steven N. Bronson
Title: President and Chief Executive Officer